UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

November 3, 2011

Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA		98005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 216-7600

4400 Carillon Point, Kirkland, WA 98033

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition; 8.01 Other Events

Clearwire Corporation (the “Company”) is filing this Form 8-K to update Items 6, 7 and 8 of the Company’s Form 10-K for the year ended December 31, 2010 (“2010 Form 10-K”) and Items 1 and 2 of the Company’s Form 10-Q for the quarter ended March 31, 2011 (“Q1 Form 10-Q”), to retrospectively adjust the Company’s financial statements to present the Company’s international subsidiaries as discontinued operations and a change in reportable segments. The retrospective adjustment of historical financial information contained in this Form 8-K is being provided to facilitate the comparability of financial information to the presentation in the Company’s Form 10-Q’s for the quarters ended June 30 and September 30, 2011. This retrospective adjustment has no effect on the Company’s previously reported net loss or net loss attributable the Company. In addition, this Form 8-K includes an update of certain events that have occurred subsequent to the filings of the 2010 Form 10-K and Q1 Form 10-Q, to provide updated disclosure regarding the Company’s current financial condition. This updated information can be found in Exhibits 99.2, 99.3 and 99.5 under the headings “Subsequent Events – Unaudited 2011 Results” and in Exhibit 99.4 under the heading “Subsequent Events – Current Business Update.” Other than the adjustments to present the international subsidiaries as discontinued operations, a change in reportable segments and the “Subsequent Events” sections, no other sections of the attached exhibits have been updated since the original date of filing of the 2010 Form 10-K and the Q1 Form 10-Q.

As a result of a strategic decision to focus investment in the United States market, during the second quarter of 2011 the Company committed to sell its operations in Belgium, Germany and Spain. The Company expects these sales to be completed within one year. These businesses comprised substantially all of the remaining operations previously reported in the Company’s international segment. In previous periods, we have sold our businesses in Ireland, Poland and Romania which were individually immaterial for separate disclosure. The results of operations, assets and liabilities of these international subsidiaries were reclassified to discontinued operations beginning in the second quarter of fiscal 2011.

Attached as Exhibit 99.1 to this Form 8-K is the updated Item 6: Selected Financial Data from the 2010 Form 10-K, which reflects the retrospective adjustment of the historical financial information of substantially all of our international subsidiaries as discontinued operations.

Attached as Exhibit 99.2 to this Form 8-K is the updated Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2010 Form 10-K, which reflects the retrospective adjustment of the historical financial information of substantially all of our international subsidiaries as discontinued operations, a change in reportable segments and disclosures regarding the Company’s current financial condition subsequent to the date of the 2010 Form 10-K.

Attached as Exhibit 99.3 to this Form 8-K is the updated Item 8: Financial Statements and Supplementary Data from the 2010 Form 10-K, which reflects the retrospective adjustment of the historical financial information of substantially all of our international subsidiaries as discontinued operations, a change in reportable segments and disclosures regarding the Company’s current financial condition subsequent to the date of the 2010 Form 10-K.

Attached as Exhibit 99.4 to the Form 8-K is the updated Item 1: Financial Statements from the Q1 Form 10-Q, which reflects the retrospective adjustment of the historical financial information of substantially all of international subsidiaries as discontinued operations, a change in reportable segments and disclosures regarding the Company’s current financial condition subsequent to the date of the Q1 Form 10-Q.

Attached as Exhibit 99.5 to the Form 8-K is the updated Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Q1 Form 10-Q, which reflects the retrospective adjustment of the historical financial information of substantially all of international subsidiaries as discontinued operations, a change in reportable segments and disclosures regarding the Company’s current financial condition subsequent to the date of the Q1 Form 10-Q.

The financial information contained in this Form 8-K should be read in conjunction with the information included in our 2010 Form 10-K other than Items 6, 7 and 8 (as updated herein), the information contained in our Q1 Form 10-Q other than Items 1 and 2 (as updated herein) and the Company’s Form 10-Q’s for the quarters ended June 30 and September 30, 2011. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Company’s 2010 Form 10-K and Q1 Form 10-Q, respectively.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

99.4	Q1 Form 10-Q, Item 1. Financial Statements (unaudited)

99.5	Q1 Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearwire Corporation

Date: November 3, 2011	/s/ STEVEN A. EDNIE
Steven A. Ednie
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

99.4	Q1 Form 10-Q, Item 1. Financial Statements (unaudited)

99.5	Q1 Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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